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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	046268599 (IRS Employer Identification No.)
115 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/
/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

        On February 10, 2005, the Registrant issued a press release containing information on earnings for the quarter and year ended December 31, 2004 and other matters. A copy of the press release is included as an exhibit to this filing.

        The exhibits furnished herewith use the non-GAAP financial measures Funds from Operations ("FFO") and Net Operating Income ("NOI"). The Company considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"). The Company believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide relevant bases for comparison among REITs. The Company also uses FFO and NOI internally to measure the operating performance of its portfolio. The reconciliation of GAAP reported net income to FFO is provided on page 70 furnished herewith in Exhibit 99.2. The reconciliation of GAAP reported net income to NOI is provided on page 15 furnished herewith in Exhibit 99.1.

        The exhibits included with this filing are being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K.

Item 7.01. Regulation FD Disclosure

        On February 10, 2005, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of December 31, 2004, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is also available upon request as specified therein.

Item 9.01. Financial Statements and Exhibits

        Financial Statements:

          None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of December 31, 2004	5
99.2	Earnings Release for the quarter ended December 31, 2004	62

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 10, 2005
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

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SIMON PROPERTY GROUP

Table of Contents

As of December 31, 2004

Description		Page
Exhibit 99.1	Supplemental Information
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9
	Unaudited Pro-Rata Balance Sheet	10-11
	Unaudited Pro-Rata Statements of Operations	12-13
	Reconciliation of NOI to Net Income	14-15
	Computation of Comparable Property NOI Growth	16
	Analysis of Other Income and Other Expense	17
	NOI Composition	18
	Operational Data
	U.S. Portfolio GLA, Occupancy & Rent Data	19
	Regional Mall Operational Information	20
	Regional Mall Lease Expirations	21
	Regional Mall Top Tenants	22
	Regional Mall Anchor/Big Box Openings, 2004 - 2006	23-24
	Regional Mall Property Listing	25-29
	U.S. Premium Outlet Centers Operational Information	30
	U.S. Premium Outlet Centers Lease Expirations	31
	U.S. Premium Outlet Centers Top Tenants	32
	U.S. Premium Outlet Centers Property Listing	33
	Community Centers Operational Information	34
	Community Centers Lease Expirations	35
	Community Centers Top Tenants	36
	Community Centers Property Listing	37-38
	International Operational Information	39
	International Property Listing	40-41
	Development Activity
	Capital Expenditures	42
	U.S. Development Activity Report	43-45
	International Development Activity Report	46
	Balance Sheet Information
	Debt Amortization and Maturities by Year	47
	Summary of Indebtedness	48
	Summary of Indebtedness by Maturity	49-56
	Unencumbered Assets	57-60
	Preferred Stock/Units Outstanding	61
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	62-74

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QuickLinks

  Item 2.02. Results of Operation and Financial Condition
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
Table of Contents